UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 7, 2006
Date of Report (Date of earliest event reported)
Claimsnet.com inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14665 (Commission File Number)	75-2649230 (IRS Employer Identification No.)
14860 Montfort Drive, Suite 250, Dallas, Texas 75254
(Address of principal executive offices)
(972) 458-1701
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 7, 2006, Claimsnet.com inc. (“Claimsnet”) accepted the resignation of Kent McRee as its President. Claimsnet appointed Don Crosbie to succeed Mr. McCree as President. Mr. Crosbie now serves as President and Chief Executive Officer of Claimsnet.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 13, 2006

CLAIMSNET.COM, INC.

By:	/s/ Laura M. Bray

Name: Laura M. Bray
Title: Chief Financial Officer